UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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ANTs software, inc.
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April 14, 2008

To the Shareholders of ANTs software inc.:

You are cordially invited to the 2008 Annual Meeting of Shareholders, which will be held on May 15, 2008, at 1 p.m. Pacific Time at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010-9949, (650) 344-5500.

At our meeting, you will be asked to consider and vote upon the following proposals:

1.	To elect three (3) Class 2 directors to serve for three years and until their successors are duly elected and qualified;

2.	To ratify the appointment of Burr, Pilger & Mayer, LLP, as the independent registered accounting firm for the Company for the calendar year ending December 31, 2008;

3.	To approve the ANTs software, inc. 2008 Stock Plan and the reservation of 5,000,000 shares of the Company’s Common Stock for issuance thereunder; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

In preparation for the meeting, we are asking that all shareholders who are planning to attend the meeting in person check the appropriate box on the proxy card.  Without an RSVP, we cannot guarantee the availability of seating for all meeting attendees.  If we do not have enough seating, first priority will be given to those individuals who have RSVPed in advance of the meeting.

Whether or not you plan to attend the meeting, you are urged to vote.  Your vote is very important to us, and we encourage you to read the proxy statement and vote your shares as soon as possible.  Voting instructions for voting by mail, telephone or Internet are included on the proxy card.

I look forward to seeing you at the Annual Meeting.

Sincerely,

By: /s/ Joseph Kozak
Chairman and Chief Executive Officer

ANTs software inc.
700 Airport Blvd. Suite 300
Burlingame, CA 94010

Notice of Annual Meeting of Shareholders
May 15, 2008
1 p.m. Pacific Time

Dear Stockholder:

You are cordially invited to attend ANTs 2008 Annual Meeting of Shareholders, which will be held on May 15, 2008, at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010-9949, (650) 344-5500, for the following purposes:

1.	To elect three (3) Class 2 directors to serve for three years and until their successors are duly elected and qualified;

2.	To ratify the appointment of Burr, Pilger & Mayer, LLP, as the independent registered accounting firm for the Company for the calendar year ending December 31, 2008;

3.	To approve the ANTs software, inc. 2008 Stock Plan and the reservation of 5,000,000 shares of the Company’s Common Stock for issuance thereunder; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

Only shareholders of record at the close of business on March 31, 2008 are entitled to vote at the Annual Meeting or any adjournment or postponement of the meeting.  A list of those shareholders will be maintained and open for examination by any of our shareholders, for any purpose germane to the Annual Meeting, during regular business hours at our corporate headquarters at the address listed above for ten days prior to the meeting.

Your vote is very important, regardless of the number of shares you own.  Whether or not you plan to attend the meeting, please read the attached Proxy Statement and vote as promptly as possible via any of the methods described on the proxy card.  You may revoke your proxy at any time prior to the time it is voted at the meeting or any adjournment thereof.  If you attend the meeting and vote by ballot, your proxy will be revoked automatically, and only your vote at the meeting will be counted.

By Order of the Board of Directors

By:  /s/ Kenneth Ruotolo
Chief Financial Officer and Secretary

Burlingame, California
April 14, 2008

ANTs software inc.

PROXY STATEMENT
FOR
2008 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ANTs software inc., a Delaware corporation (the “Company”) for use at the Annual Meeting of Shareholders to be held on May 15, 2008, at 1 p.m. Pacific Time (the “Annual Meeting”), or at any adjournment or postponement thereof.  The Annual Meeting will be held at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010-9949.  The Company intends to mail this Proxy Statement and accompanying proxy card on or about April 14, 2008 to shareholders entitled to vote at the Annual Meeting.

Why am I receiving these materials?

Our Board of Directors has made these materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our 2008 Annual Meeting of Shareholders, which will take place on May 15, 2008 at 1 p.m. Pacific Time.

What is included in these materials?

These materials include:

1.	Our proxy statement for the Annual Meeting; and

2.	Our 2007 Annual Report to Shareholders, which includes our audited financial statements.

If you requested printed versions of these materials by mail, these materials also include the proxy card for the Annual Meeting.

What items will be voted on at the Annual Meeting?

There are four items that will be voted on at the Annual Meeting:

1.	To elect three (3) Class 2 directors to serve for three years and until their successors are duly elected and qualified;

2.	To ratify the appointment of Burr, Pilger & Mayer, LLP, as the independent registered accounting firm for the Company for the calendar year ending December 31, 2008;

3.	To approve the ANTs software, inc. 2008 Stock Plan and the reservation of 5,000,000 shares of the Company’s Common Stock for issuance thereunder; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

What is the Proxy for, who can vote and how do I vote?

This Proxy Statement informs you, the Shareholders of the Company, about items that will be voted on at the Annual Meeting.  This Statement also solicits proxies (a formal way of voting through legal representation) from those Shareholders who are unable to attend the Annual Meeting.  This Proxy Statement was prepared by the management of the Company for its Board of Directors.  The Company is paying the cost of preparation of this Statement and for its mailing to and return of executed proxies from Shareholders.

You may vote at the Annual Meeting if you were a shareholder of record of Common Stock at the close of business on March 31, 2008.  On March 31, 2008, there were outstanding 59,133,445 shares of Common Stock.  The presence at the Annual Meeting, in person or by proxy, of a majority of the total number of shares entitled to vote on the record date constitutes a quorum for the transaction of business by such holders at the Annual Meeting.  Each share is entitled to one vote on each matter that is properly brought before the Annual Meeting.

A list of shareholders of record at the close of business on March 31, 2008 will be available at the Annual Meeting at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010-9949, on the date of the Annual Meeting.  This list will also be available for 10 days prior to the Annual Meeting at the offices of the Company at 700 Airport Boulevard, Suite 300, Burlingame, California during normal business hours.

Can I attend the Annual Meeting?

Yes.  If you plan to attend the Annual Meeting, please check the appropriate box on your proxy card.  If you are unable to attend the Annual Meeting you may vote by proxy.  The enclosed proxy is solicited by the Company’s Board of Directors and, when properly completed and returned, will be voted as you direct on your proxy.  In the absence of contrary instructions, shares represented by such proxies will be voted FOR the proposals to be considered at the Annual Meeting. You may revoke or change your proxy at any time before it is exercised at the Annual Meeting.  To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company’s address set forth above.  You may also revoke your proxy by giving notice and voting in person at the Annual Meeting.

How will votes be counted?

The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.  If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called “broker non-votes”), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.  Even though broker non-votes will be counted as present to determine if a quorum exists, they will not be counted as present and entitled to vote on any non-routine proposal.

The three Class 2 director nominees who receive the greatest number of votes cast in person or by proxy at the Annual Meeting will be elected Class 2 directors of the Company for a term of three years.  The affirmative vote of the holders of the majority of the shares present or represented by proxy at the Annual Meeting is required for the approval of the other matters to be voted upon.  Abstentions will be treated as votes cast against the particular matter being voted upon.

How may I communicate with the Company’s Board of Directors?

You may send correspondence to the Chief Financial Officer and Secretary of the Company, Mr. Kenneth Ruotolo, at 700 Airport Boulevard, Suite 300, Burlingame, CA 94010.  Mr. Ruotolo will submit your correspondence to the Board of Directors or the appropriate committee or director, as applicable.

In what ways can I vote?

You have several options available to vote your shares without attending the Annual Meeting.  You can vote by (i) completing, signing and returning the enclosed proxy, (ii) calling in your votes by telephone, or (iii) using the Internet.  Please refer to the enclosed proxy card for further instructions.

You can vote by telephone using the telephone number shown on your proxy card.  The telephone voting procedure is designed to authenticate your identity and allow you to vote your shares.  It will also confirm that your instructions have been properly recorded.  If your shares are held in the name of a bank or broker, the availability of telephone voting will depend on the voting process of the bank or broker.  Please follow whatever telephone voting instructions are on the form you receive from your bank or broker.

You can vote on the Internet at the web address shown on the enclosed proxy card.  The Internet voting procedure is designed to authenticate your identity and allow you to vote your shares.  It will also confirm that your instructions have been properly received.  If your shares are held in the name of a bank or broker, the availability of Internet voting will depend on the voting process of the bank or broker.  Please follow whatever Internet voting instructions are on the form you receive from your bank or broker.

ABOUT OUR BOARD AND ITS COMMITTEES

Our Board and its committees meet throughout the year, hold special meetings and act by written consent from time to time as appropriate.

Our Board currently has eight directors divided into three classes.  Members of each class serve for a three-year term, with one class of directors being elected each year.  Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and meetings of committees on which he served during fiscal 2007.  The 2007 annual meeting was attended by all of our then current directors.

Our Board has an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee (“CGNC”).  The CGNC makes recommendations to the Board concerning committee memberships and the Board appoints the members and chairpersons of the committees.

The following table summarizes the three standing committees of the Company’s Board as of March 31, 2008, the members of each committee and the number of meetings held by the committees during fiscal 2007:

Name	Audit	Compensation	CGNC
Joseph Kozak, Board Chair
John Gaulding, Lead Director	Chair
Thomas Holt	Member	Chair	Member
Robert H. Kite	Member	Member	Chair
Francis Ruotolo
Robert Jett
Ari Kaplan
Craig Campbell
Number of meetings held in Fiscal 2007	5	12	3

Audit Committee.  The Audit Committee oversees our accounting and financial reporting processes and audits of our financial statements.  Among other matters, the Audit Committee:

•	Hires, evaluates performance of and replaces our independent registered public accounting firm as appropriate;

•	Discusses relationships or issues that could hinder the independence of, and pre-approves the services provided by the Company’s independent registered public accounting firm;

•	Discusses with management, internal auditors and the Company’s independent registered public accounting firm the quality of the Company’s accounting principles and financial reporting; and

•	Oversees the internal auditing functions and controls.

Each member of the Audit Committee meets the NASDAQ requirements as to independence and financial knowledge and is “independent” as defined in applicable SEC rules. Our Board has determined that Mr. Gaulding qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K.  The Audit Committee operates under a written charter that complies with applicable SEC and NASDAQ requirements; its charter is posted on our website at our web site at www.ants.com/investor.

Compensation Committee.  The Compensation Committee has overall responsibility for approving and evaluating our compensation plans, policies and programs applicable to executive officers.  Among other matters, the committee:

•	Sets and administers the policies governing the executive compensation policies, including compensation of the chief executive officer;

•	Administers the employee stock option and stock purchase plans; and

•	Reviews executive and leadership development policies, plans and practices.

The Compensation Committee operates under a written charter that complies with applicable SEC and NASDAQ requirements, which was amended and restated effective January 1, 2007.  The Compensation Committee’s charter is posted on our website at our web site at www.ants.com/investor.

Corporate Governance and Nominating Committee (“CGNC”).  The purpose of the CGNC is to ensure that the Board is properly constituted to meet its fiduciary obligations to shareholders and the Company and that the Company has and follows appropriate governance standards.  Among other matters, the CGNC:

•	Reviews and approves nominees for service on the Board;

•	Considers candidates recommended by shareholders; and

•	Adopts, reviews and implements corporate governance policies and procedures.

The CGNC operates under a written charter that complies with applicable SEC and NASDAQ requirements which was amended and restated effective January 1, 2007.  The CGNC has a charter that is publicly available on our web site at www.ants.com/investor.

With the exception of Joseph Kozak, Francis Ruotolo and Ari Kaplan, all directors serving on the three committees set forth above are independent directors as defined by Rule 4200(a)(15) of the NASDAQ Market Place Rules.  See Certain Relationships, Related Transactions, and Director Independence in this Proxy Statement for further information.

Consideration of Director Nominees

In selecting director candidates, the CGNC identifies nominees by first evaluating the current members of the Board willing to continue in service.  If any Board member does not wish to continue in service or if the Board decides not to nominate a member for re-election, the CGNC evaluates candidates who have the desired skills and experience in light of the criteria outlined below.  The CGNC establishes a pool of potential director candidates based on recommendations from the Board, senior management and shareholders.

The CGNC then reviews the credentials of director candidates (including candidates recommended by shareholders), conducts interviews and makes formal nominations for the election of directors.  In making its nominations, the CGNC considers a variety of factors of potential candidates, including the integrity, experience or knowledge with businesses relevant to the Company’s current and future business plans, experience with businesses of similar size, all other relevant experience, background, independence, financial expertise, compatibility with existing Board members, and such other factors as the CGNC deems appropriate in the best interests of the Company and its shareholders.  Proposed nominees are not evaluated differently depending upon who suggested such nominee as a director candidate.  The Company has not, to date, paid any third party fee to assist in this process.

The CGNC and the Board, acting on the CGNC’s recommendation, will consider proposed nominees whose names are submitted to the Company’s Secretary by shareholders.  Proposals made by shareholders for nominees at an annual shareholders meeting must be received by the Secretary of the Company prior to the end of the fiscal year preceding such annual meeting.  The Company does not have a formal policy with regard to the consideration of any director candidate recommended by shareholders.  The Company has not adopted a formal policy because, to date, it has not received any director nominees from shareholders.  The CGNC reviews periodically whether a formal policy concerning director candidates nominated by shareholders should be adopted.

Any shareholder who wishes to contact the Company’s Board or specific members of the Board may do so by sending their correspondence to the Secretary and Chief Financial Officer of the Company, Mr. Kenneth Ruotolo, at 700 Airport Boulevard, Suite 300, Burlingame, CA 94010.  Mr. Ruotolo will submit your correspondence to the Board of Directors or the appropriate committee or director, as applicable.

DIRECTOR COMPENSATION TABLE

Director Summary Compensation Table for Fiscal 2007

The following table summarizes the total compensation earned or paid by the Company to directors who were not executive officers as of December 31, 2007.

Name (1) (a)	Fees Earned or Paid in Cash ($) (2) (b)	Option Awards ($) (3) (d)	All Other Compensation ($) (g)		Total ($) (h)
Craig Campbell	$14,750	$27,159			$41,909
John R. Gaulding	41,000	57,496			98,496
Thomas Holt	37,000	48,237			85,237
Robert T. Jett	15,250	27,158			42,408
Ari Kaplan	14,250	142,504	$90,000	(4)	246,754
Robert H. Kite	39,000	63,545			102,545
Francis K. Ruotolo (5)	13,500	-			13,500
_______________________

Columns not included in the table are omitted because there was no compensation reportable for the fiscal year ended December 31, 2007 for those items.

(1)
Joseph Kozak, the Company’s Chairman and Chief Executive Officer, is not included in this table as he is an employee of the Company and thus receives no compensation for his service as a director.  Mr. Kozak replaced Francis K. Ruotolo as Chairman of the Board effective October 1, 2007.  Mr. Kozak’s compensation is shown in the Summary Compensation Table of this Proxy Statement.

(2)
Includes fees payable for service as a director, committee chair or committee member as described under Annual Retainers section following this table.  Fees for the following were prorated, as they did not provide service as a director for the entire fiscal year: (i) Mr. Campbell and Mr. Jett, whose service as directors commenced May 2007; (ii) Mr. Kaplan, whose service as director commenced April 2007; and (iii) Mr. Francis K. Ruotolo, who terminated as an employee of the Company and was compensated solely as a director effective July 1, 2007.  Mr. Ruotolo’s employee compensation is reflected in the Summary Compensation Table of this Proxy Statement.

(3)
The amounts in this column represent the compensation cost of stock option awards and warrants (granted in 2007 and prior years) recognized during 2007, and have been calculated in accordance with SFAS 123 (R) using the Black-Scholes option pricing model, utilizing certain assumptions as outlined in footnotes 13 and 14 to the Company’s financial statements (“2007 financial statements”) included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 included in this Proxy Statement

(4)	Includes $90,000 paid to Mr. Kaplan under a consulting agreement that commenced in April 2007.

(5)	Reflects Mr. Ruotolo’s compensation as a director effective July 1, 2007. Mr. Ruotolo’s compensation as an employee director is reflected in the Summary Compensation Table of this Proxy Statement

Additional Information with Respect to Director Equity Awards

Name	Stock Awards Outstanding at Fiscal Year End (#) (1)	Option Awards Outstanding at Fiscal Year End (#) (2)	Stock Awards Granted During Fiscal 2007 (1) (#)	Option Awards Granted During Fiscal 2007 (#)	Grant Date Fair Value of Warrant and Option ($) (3)
Craig Campbell	---	50,000	---	50,000	$46,500
John R. Gaulding	---	372,500	---	---	346,425
Thomas Holt	---	422,500	---	180,000	392,925
Robert T. Jett	---	100,000	---	100,000	93,000
Ari Kaplan	---	374,167	---	374,167	34,975
Robert H. Kite	---	245,000	---	---	227,850
Francis K. Ruotolo (4)	---	1,002,500	---	---	932,325

(1)	The Company did not have any stock awards outstanding as of 2007 fiscal year end nor did it grant any stock awards during fiscal 2007.
(2)	Includes both vested and unvested options and warrants to purchase our Common Stock.
(3)	Amounts in this column represent the fair value of stock options and warrants calculated in accordance with FAS 123(R).
(4)	Represents grants made while Mr. Ruotolo was an employee director of the Company prior to his resignation effective June 30, 2007.

Annual Retainers

Directors who were employees of the Company did not receive any compensation for service on the Board.  Effective for the fiscal year 2007, the Company paid cash compensation to non-employee directors as follows:

Position	Annual Amount
Board Chair	$25,000
Lead Director	$25,000
Director	$15,000
Meeting attendance – in person	$1,000
Meeting attendance – telephonic	$500
Audit Committee – Chair	$7,500
Audit Committee – Member	$3,000
Compensation Committee-Chair	$5,000
Compensation Committee Member	$1,500
Corporate Governance and Nominating Committee - Chair	$5,000
Corporate Governance and Nominating - Member	$1,500

Non-employee directors are granted stock options in recognition of their service.  Such directors are granted an option to purchase up to 150,000 shares of common stock, which vest monthly over their three-year board service term.  Non-employee directors who chair a committee are granted an additional 30,000 share option with the same vesting schedule.

Indemnification Agreements

We have entered into Indemnification Agreements with each of our executive officers and directors that provide for indemnification against certain possible actions, lawsuits, judgments, legal and professionals’ fees, and costs which may be brought against them in the course of their service.  Such agreements do not provide indemnification for acts and omissions for which indemnification is not permitted under Delaware law.

MANAGEMENT AND DIRECTORS

The following table sets forth information with respect to our current executive officers, principal employees, consultants and directors:

Name	Age	Position

Joseph Kozak	57	Chairman, President and Chief Executive Officer, Class 1 Director, term expires in 2007

Francis K. Ruotolo	70	Class 3 Director, term expires in 2009

John R. Gaulding	62	Class 3 Director, term expires in 2009

Thomas Holt	62	Class 1 Director, term expires in 2007

Robert H. Kite	53	Class 2 Director, term expires in 2008

Robert Jett	63	Class 3 Director, term expires in 2009

Ari Kaplan	38	Class 2 Director, term expires in 2008

Craig Campbell	51	Class 2 Director, term expires in 2008

Clifford Hersh	60	Managing Director and Chief Scientist

Kenneth Ruotolo.	47	Chief Financial Officer, Executive Vice President, Finance and Administration, and Secretary

Jeffrey R. Spirn, Ph.D.	59	Vice President, Research and Development

Joseph Kozak, Age 57
Chairman, President and Chief Executive Officer

Joseph Kozak joined ANTs software inc. in June 2005 as President and was named Chief Executive Officer and appointed to the Board of Directors in August 2006. Mr. Kozak brings 25 years of front-line leadership experience in sales, marketing and business development. Mr. Kozak joined ANTs from Oracle Corporation, where he was Vice President of Industry Sales. While with Oracle he defined and executed global strategies for retail, distribution, life science, process manufacturing, and consumer packaged goods industries. He also managed Oracle's acquisition of Retek, Inc. a $630 million purchase in the retail applications space. Prior to Oracle, Mr. Kozak was CEO of Lombardi Software a manufacturer of business process management solutions. He was also a partner with Ernst and Young, LLP, in the retail and consumer packaged goods division; Vice President of Sales for SAP America, where he was responsible for the retail distribution and consumer goods business units for the Americas; and Mr. Kozak held numerous management positions with AT&T and IBM.

Francis K. Ruotolo, Age 70
Director

Francis Ruotolo was an employee through June 30, 2007, was the Chairman of the Board of the Company through September 30, 2007, and became a director of the Company effective October 1, 2007.   Mr. Ruotolo became Chairman of the Board, Chief Executive Officer and President in January 2001.  Prior to that time, he was a member of the Company’s Board of Advisors.  Before joining the Company, Mr. Ruotolo was a director in the consulting practice of Deloitte & Touche.  Prior to working at Deloitte Consulting Mr. Ruotolo was CEO of The Futures Group, a long term strategic planning consultancy whose clients included: IBM, American Airlines, Monsanto, Ford Motor Co., Pfizer, and numerous departments of the federal government.  Mr. Ruotolo was Senior Vice President of Macy’s California for seven years and held the same position at Lord & Taylor in New York.  Mr. Ruotolo holds a BA degree in English/Journalism from Northeastern University, Boston, MA.  Mr. Ruotolo resigned as President of the Company in March 2003 and resigned as the Company’s Chief Executive Officer effective January 31, 2005.  Mr. Ruotolo is the father of the Corporate Secretary and Chief Financial Officer, Kenneth Ruotolo.

John R. Gaulding, Age 62
Lead Director

John R. Gaulding joined the Company’s Board of Directors in January 2001.  Mr. Gaulding is a private investor and consultant in the fields of strategy and organization. He is an independent director and is chairman of the Nominating and Governance Committee of Monster Worldwide, Inc. Mr. Gaulding also serves on the board of Yellow Pages Group, Inc., a publicly held company listed on the Toronto Stock Exchange, where he is also chairman of the CGNC. Previously, Mr. Gaulding was Chairman and CEO of National Insurance Group, a publicly held company providing information and insurance to financial institutions.  He was also President and CEO of ADP Claims Services Group and President and CEO of Pacific Bell Yellow Pages, Inc. Most recently, Mr. Gaulding served as a Senior Advisor to Deloitte Consulting specializing in e-Business strategy with responsibility for advising such clients as Hewlett Packard, 3Com, Bergen Brunswig, Longs Drugstores, SCE, and PG&E.

Thomas Holt, Age 62
Director

Thomas Holt joined the Company’s Board of Directors in November 2000.  Mr. Holt is currently Chief Information Officer for NetGear, Inc.  Mr. Holt was formerly Vice President of Information Technology for Lucent, Inc.  Mr. Holt was VP of Information Services and Chief Information Officer at International Network Services from May 1997 before its merger with Lucent.  He was VP of MIS and CIO at Informix and held senior positions at Motorola after starting his career with IBM.

Robert H. Kite, Age 53
Director

Robert Kite joined the Company’s Board of directors in January 2005.  Since 1981, Mr. Kite has been President and COO of Kite Family Co., Inc. and the Managing General Partner of KFT LLLP, a family owned company whose assets and operations include, but are not limited to, commercial and industrial buildings, land holdings, stocks, bonds, commodities, MRI clinics, and hotel and retail development.  Mr. Kite is a director with three publicly traded companies, two privately held companies, and two charitable organizations. Public companies include: National Energy Group (NEGI) an oil and gas company based in Dallas Texas, Petrol Oil & Gas (POIG), an oil and gas exploration and development company based in Overland Park, Kansas, and Jardinier, developer of highly efficient irrigation systems, based in Santa Ana, California. He also serves on the boards of E2020, an Internet education company, and Financialz, an accounting software company. Mr. Kite’s public service work includes board membership with Child Help USA and the FBI Citizen's Academy.

Mr. Kite previously worked in the construction industry in Saudi Arabia with Beck-Arabia, and in Central America in gold mining and manufacturing operations. He is a graduate of Southern Methodist University with a Bachelor of Science, Political Science and Psychology with a Minor in Business.

Robert Jett , Age 63
Director

Robert Jett joined ANTs software inc.’s Board of Directors in May 2007.  Mr. Jett is co-founder of Prescient Software LLC of Vancouver, Oregon, a provider of IT services. He also serves as general counsel for eDocs-Express, a company that provides consulting and documentation services to financial institutions. A member of the Oregon State Bar and the Multnomah Bar Association, Mr. Jett has extensive law experience, serving as legal counsel for the First National Bank of Oregon, Security Bank of Oregon, Evans Products Company, CFI ProServices, Inc., and other enterprises. Mr. Jett is best known as the architect and product manager of Laser Pro™, the predominant loan documentation software system used by thousands of financial institutions across the country.

Ari Kaplan, Age 38
Director

Ari Kaplan joined ANTs software inc.’s Board of Directors in April 2007.  Mr. Kaplan is President of the Independent Oracle Users Group (IOUG), a 20,000+ member organization of Oracle technology professionals. Mr. Kaplan served as Executive Vice President of IOUG from 2003 to 2004, before assuming his current role in 2005. Mr. Kaplan is also a Senior Consultant for Datalink Corporation, where he leads the database practice, helping companies architect, implement and support storage solutions for database environments.

Beginning in 1999 and continuing through 2005, Mr. Kaplan served as Chief Executive Officer at Expand Beyond, a pioneering mobile business software company. Mr. Kaplan worked as a Chief Architect/Senior Consultant from 1994 to 1999, to companies including Chicago Board Options Exchange, Merck & Co., Inc., 3Com/US Robotics, Hallmark, PricewaterhouseCoopers, and the Department of Defense. Mr. Kaplan also worked as a Senior Consultant for Oracle Corporation from 1992 to 1994. He has co-authored five best-selling books including the first-to-market book on Windows 2000, three on Oracle, and one on baseball analytics.

Mr. Kaplan received a Bachelors of Science degree in Engineering and Applied Sciences from the California Institute of Technology in 1992. He was awarded the school's prestigious "Caltech Alumni of the Decade" award for the 1990's.

Craig Campbell, Age 51
Director

Craig Campbell joined ANTs software inc.’s Board of Directors in May 2007.  Mr. Campbell is executive vice president of Founders Group in Worth, Illinois, where he is responsible for $1.8 billion in assets, with oversight of the firm’s trust and asset management funds. He also serves as president and director of Vermilion Holdings, Inc., and the First National Bank of Danville. He has extensive experience as a general partner and advisor for investment and hedge funds and serves in a leadership capacity for numerous foundations.

Clifford Hersh, Age 60
Managing Director and Chief Scientist

Clifford Hersh joined the Company in March 1997.  Previously, he was a founder and CEO of Move Resources, Inc.   He was also Vice President of Engineering for Array Technologies, Inc. and Director of Advanced Development at Genigraphics Corporation.  Mr. Hersh received a bachelor’s degree in mathematics from the University of California at Berkeley, and a Master of Science degree in engineering from the Federal Institute of Technology, Zurich, Switzerland.

Kenneth Ruotolo, Age 47
Chief Financial Officer, Executive Vice President, Finance and Administration, and Secretary

Kenneth Ruotolo joined the Company in June 2001. Before joining the Company, Mr. Ruotolo was a founder and served as Vice President of Finance and Operations for eStar, Inc., a content developer and syndicator. Prior to eStar, Mr. Ruotolo was a partner for twelve years with era2, an interactive design and internet consulting agency. Mr. Ruotolo holds a B.A. degree in Economics from the University of California at Davis and an M.B.A. from Northeastern University.

Jeffrey R. Spirn, Ph.D., Age 59
Vice President, Research and Development

Jeffrey Spirn joined ANTs software inc. in March 2000, became Director of Engineering in February 2001 and was promoted to Vice President of Research and Development in September 2001. Before joining ANTs, Dr. Spirn was a software architect at Oracle, where he worked on application server, naming, and multithreading issues. Prior to that, Dr. Spirn worked for Sun Microsystems and in the HP and DEC research labs. Before his industrial career, Dr. Spirn was a Computer Science Professor at Brown and Penn State Universities, and held visiting positions at Bell Laboratories and the University of Hawaii. During this period, he published one book and many technical articles on network and operating system design and performance modeling. Dr. Spirn holds a Ph.D. in Electrical Engineering/Computer Science from Princeton University, and a B.S. in Electrical Engineering from M.I.T.

.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 29, 2008, information regarding ownership of the Company’s common stock by:

•
each person or group known by the Company, based on filings pursuant to Section 13(d) or (g) under the Exchange Act, to own beneficially more than 5% of the outstanding shares of our common stock as of February 29, 2008;

•	each nominee for director;
•	the persons named in the Summary Compensation Table; and
•	all directors and executive officers as a group.

Unless otherwise indicated, the address of each director and officer is: c/o ANTs software inc., 700 Airport Blvd. Suite 300, Burlingame, CA 94010.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (a)
Constantin Zdarsky, c/o Tim Hanlon, Alley, Maass, Rogers & Lindsay, P.A., 340 Royal Poinciana Way, Ste. 321, Palm Beach, FL 33480	10,850,000	(1)	17.09%

Lyle P. Campbell, c/o Berry-Shino Securities, Inc. 15100 N. 78th Way, Suite #100 Scottsdale, AZ 85260	5,614,200	(2)	9.50%

Perry Logan P.O. Box 30370 Las Vegas, NV 89173	4,319,250		7.53%

Donald R. Hutton 10095 Boas Road Sidney, B.C. Canada V8L 5J1	3,502,500	(3)	6.10%

Directors and Executive Officers
Francis K. Ruotolo	1,032,500	(4)	1.77%
Joseph Kozak	1,030,000	(5)	1.76%
John R. Gaulding	372,500	(6)	*
Thomas Holt	422,500	(7)	*
Robert H. Kite	620,000	(8)	1.08%
Craig Campbell	1,657,100	(9)	2.85%
Ari Kaplan	374,167	(10)	*
Robert Jett	101,000	(11)	*
Clifford Hersh	616,000	(12)	1.07%
Kenneth Ruotolo	563,000	(13)	*
Jeffrey Spirn	380,000	(14)	*
All directors and executive officers as a group (11 persons)	7,168,767		12.49%

* Less than one percent.

(a) The shares of Common Stock underlying the Beneficial Owner and Management’s options, warrants and promissory notes, as applicable, were deemed outstanding for the purpose of computing the percent of class owned by each Beneficial Owner.  There were 57,398,445 shares outstanding on February 29, 2008.

(1)
Includes 4,745,700 shares of Common Stock owned by Mr. Zdarsky, warrants to purchase up to 3,852,150 shares of Common Stock, and the right to acquire 2,252,150 shares of Common Stock pursuant to Convertible Promissory Notes.

(2)
Includes 3,914,200 shares of Common Stock owned by Mr. Campbell, warrants to purchase up to 200,000 shares of Common Stock, and the right to acquire 1,500,000 shares of Common Stock pursuant to Convertible Promissory Notes.

(3)
Includes 1,000,000 shares of Common Stock owned by Mr. Hutton and 2,502,500 shares of Common Stock in the name of Whistler Design, controlled by Mr. Hutton; does not include 90,000 shares of Common Stock which Mr. Hutton holds in joint tenancy with Ms. Josephine C. Hutton (his sister) and in which Mr. Hutton has disclaimed any beneficial interest or ownership.

(4)
Includes 20,000 shares of Common Stock purchased through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investor, 10,000 shares of Common Stock purchased on the open market, and Options to purchase up to 1,002,500 shares of Common Stock.  Pursuant to his Warrant and Option agreements, Mr. Ruotolo can acquire up to 1,002,500 shares of Common Stock within the next 60 days.  As more fully described in “Recent Actions” below, effective March 31, 2008 Mr. Ruotolo will forfeit 250,625 Options in exchange for certain of his remaining 751,875 Options to an exercise price of $0.94 per share.

(5)
Includes 30,000 shares of Common Stock purchased shares of Common Stock purchased on the open market and  Options to purchase up to 1,000,000 shares of Common Stock. Pursuant to his Option agreements, Mr. Kozak can acquire 1,000,000 shares of Common Stock within the next 60 days.  As more fully described in “Recent Actions” below, effective March 31, 2008 Mr. Kozak will forfeit 250,000 Options in exchange for a repricing of the remaining 750,000 Options to an exercise price of $0.94 per share.

(6)
Includes Warrants to purchase up to 322,500 shares of Common Stock and Options to purchase up to 50,000 shares of Common Stock.  Pursuant to his Warrant and Option agreements, Mr. Gaulding can acquire 372,500 shares of Common Stock within the next 60 days.   As more fully described in “Recent Actions” below, effective March 31, 2008 Mr. Gaulding will forfeit 93,125 Options and Warrants in exchange for a repricing of the remaining 279,375 Options to an exercise price of $0.94 per share.

(7)
Includes Warrants to purchase up to 192,500 shares of Common Stock and Options to purchase up to 230,000 shares of Common Stock.  Pursuant to his Warrant and Option agreements, Mr. Holt can acquire 297,500 shares of Common Stock within the next 60 days.  As more fully described in “Recent Actions” below, effective March 31, 2008 Mr. Holt will forfeit 105,625 Options and Warrants in exchange for a repricing of the remaining 316,875 Options to an exercise price of $0.94 per share.

(8)
Includes 375,000 shares of Common Stock purchased through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, 125,000 shares of Common Stock purchased through the exercise of warrants, and Warrants to purchase up to 245,000 shares of Common Stock.  Pursuant to his Warrant agreements, Mr. Kite can acquire up to 240,000 shares of Common Stock within the next 60 days.  As more fully described in “Recent Actions” below, effective March 31, 2008 Mr. Kite will forfeit 61,250 Options and Warrants in exchange for a repricing of the remaining 183,750 Options to an exercise price of $0.94 per share.

(9)
 Includes 857,100 shares of Common Stock purchased through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, the right to acquire 750,000 shares of Common Stock pursuant to a Convertible Promissory Note, and Options to purchase 50,000 shares of Common Stock.  Pursuant to his Option agreement, Mr. Campbell can acquire 45,833 shares of Common stock within the next 60 days.  As more fully described in “Recent Actions” below, effective March 31, 2008 Mr. Campbell will forfeit 12,500 Options in exchange for a repricing of the remaining 37,500 Options to an exercise price of $0.94 per share.

(10)
Represents 374,167 Options to purchase 374,167 shares of Common Stock.  Pursuant to his Option agreement, Mr. Kaplan can acquire 150,000 shares of Common stock within the next 60 days.  As more fully described in “Recent Actions” below, effective March 31, 2008 Mr. Kaplan will forfeit 93,542 Options in exchange for a repricing of the remaining 280,625 Options to an exercise price of $0.94 per share.

(11)
Includes 1,000 shares of Common Stock purchased on the open market and an option to purchase shares of Common Stock.  Pursuant to his Option agreement, Mr. Jett can acquire 45,833 shares of Common stock within the next 60 days.  As more fully described in “Recent Actions” below, effective March 31, 2008 Mr. Jett will forfeit 25,000 Options in exchange for a repricing of the remaining 75,000 Options to an exercise price of $0.94 per share.

(12)
Includes 262,000 shares of Common Stock purchased through a warrant exercise and Options to acquire up to 354,000 shares of Common Stock.  Pursuant to his Option agreements, Mr. Hersh can acquire up to 354,000 shares of Common Stock within the next 60 days.  As more fully described in “Recent Actions” below, effective March 26, 2008 Mr. Hersh will forfeit 88,500 Options in exchange for a repricing of certain of his remaining 265,500 Options at an exercise price of $0.87 per share.

(13)
Includes 5,000 shares of Common Stock purchased through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, 4,000 shares of Common Stock purchased on the open market, Options to purchase up to 554,000 shares of Common Stock.  Pursuant to his Option agreements, Mr. Ruotolo can acquire up to 505,389 shares of Common Stock within the next 60 days.  As more fully described in “Recent Actions” below, effective March 26, 2008 Mr. Ruotolo will forfeit 138,500 Options in exchange for a repricing of certain of his remaining 415,500 Options to an exercise price of $0.87 per share.

(14)
Includes 40,000 shares of Common Stock purchased through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, 40,000 shares of Common Stock purchased through the exercise of warrants, and Options to purchase up to 300,000 shares of Common Stock.  Pursuant to his Option agreements, Mr. Spirn can acquire up to 300,000 shares of Common Stock within the next 60 days.  As more fully described in “Recent Actions” below, effective March 26, 2008 Mr. Spirn will forfeit 75,000 Options in exchange for a repricing of certain of his remaining 225,000 Options to an exercise price of $0.87 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

To the best of the Company’s knowledge, all the Company’s officers, directors and 10% shareholders timely filed the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended December 31, 2007.

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Related Transactions

There are no relationships or related transactions reportable in this section.

Director Independence

All directors, with the exception of Joseph Kozak, Francis Ruotolo and Ari Kaplan, are “Independent” directors, as defined by applicable rules and regulations of the SEC and Nasdaq Stock Market.  The Company deems Francis Ruotolo to be not independent, on the basis of his previous employment with the Company and Joseph Kozak to be not independent on the basis of his current employment with the Company.  Mr. Ruotolo has been employed by the Company within the past three years.  The Company deems Ari Kaplan to be not independent because he has received consulting fees from the Company which total more than $100,000 by the date of this report.

Beneficial Investor and Director Relationship

As noted in the Beneficial Shareholder’s table above, Lyle P. Campbell is a beneficial shareholder of 9.5% of the Common Stock of the Company.  In May 2007, his son Craig Campbell joined the Company’s Board of Directors.  Mr. Craig Campbell beneficially owns 2.85% of the Company’s Common Stock.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

The following compensation discussion and analysis describes the material elements of the compensation and benefits programs for the Company’s officers.

Role of Compensation Committee

The Company’s Compensation Committee is composed entirely of independent directors (the “Committee”). The Committee has a charter, most recently revised in January 2007, which outlines the Committee’s role in the determination of the Company’s compensation structure.  The Committee works with the Company’s Board of Directors, Chief Financial Officer and other management in determining, developing, establishing, and implementing the Company’s compensation philosophy and plans for the Company’s executive officers (the “Executives”).  The Committee reviews and approves Executive compensation, ensuring that each element of the Executives’ compensation meets compensation objectives.  The Committee also helps to oversee the Company’s stock option plan (ANTs software inc. 2000 Stock Option Plan).

Compensation Philosophy:  Objectives of the Company’s Compensation Programs

The Company’s compensation programs have four main objectives: attract highly-qualified new Executives, retain them and encourage longevity, motivate them to achieve goals that are consistent with the Company’s overall goals, and reward them for outstanding achievement.

What the Compensation Program is Designed to Reward

The Company’s compensation program is designed to reward achievements that are consistent with the Company’s overall goals.

Independent Compensation Consultant

From time to time, the Company may seek the advice of one or more independent compensation consultants.  In such event, it is currently intended that such consultants would report directly to the Committee and would be used primarily to provide additional assurance that (i) the Company’s compensation programs are sufficiently competitive to successfully motivate, attract and retain Executives, and (ii) the compensation offered by the Company is reasonable and consistent with the Company’s objectives.

Elements of Compensation

The elements of compensation for the Executives are: salary, stock options, and bonuses (either in the form of cash or stock options).

Rationale Behind Each Element

The elements of the Company’s compensation structure are intended to achieve the objectives of the compensation programs.  Determination of salary is made to provide Executives with a base level of pay that allows the Company to remain competitive in both recruiting and retaining qualified Executives.  Stock options are granted to new Executives to provide them with an opportunity to build equity ownership in the Company so that they are motivated to act in ways that increase the value of the Company and that are consistent with shareholder goals.  Bonuses are granted for achieving specific goals or in recognition of extraordinary service provided. Bonuses may be paid in either cash or stock options.

Determination of Amount of Each Element

Salary.  In determining salaries, the Company generally considers five factors.  First, the Company has experienced managers responsible for hiring new Executives and adjusting the salary levels of existing Executives.  These managers have extensive industry knowledge of historical and current pay scales, and apply such knowledge to salary determination.  The Company relies heavily on such knowledge.  Second, as the Company interviews candidates for potential employment, it gathers salary information from those candidates, which is used as a data point in setting salaries.  Third, the Company works with search firms, which provide salary data for their candidates and feedback on the general availability of candidates with the experience for each open position.  Fourth, the Company evaluates general labor market conditions such as the hiring activity of other companies actively looking for candidates with the same skill set and experience.  This provides the Company with a sense of how “tight” or “loose” the labor market is, which may affect salary levels.  Finally, the above factors provide the Company with the data needed to establish a general range within which it will typically make an offer to a new Executive or adjust the salary of an existing Executive.  Within that range, the Company will set the salary level for a specific candidate or existing Executive based on the candidate’s or Executive’s experience, prior performance, references and education.

During 2007, the Company’s Board of Directors periodically reviewed the performance and compensation of the Executives, though the Company did not have a formal review process in place.  No adjustments were made to the Executives’ salaries in 2007.

Stock Options.  In determining stock option grants, which are granted to new and existing Executives, the Company considers three factors.  First, the Company has experienced managers responsible for hiring new Executives and adjusting the compensation levels of existing Executives.  These managers have extensive industry knowledge of historical and current pay scales, and apply such knowledge to determination of compensation.  The Company relies heavily on such knowledge.  Second, the Company makes an assessment of the “risk” profile of the Company versus other employment options available to a candidate or Executive and adjusts stock option grants accordingly.  Third, for more senior Executives, who have a greater ability to affect the direction of the Company, compensation is more heavily weighted towards equity (in the form of stock options), in order to align their goals with that of shareholders.

Stock options are dated as of the date of Board approval of each option grant and are granted at the closing fair market value on the date of grant.  Optionees are informed of their option grants as soon as practicable and stock options are documented within a few days of the grant date.  The Company does not currently have a policy concerning coordination of option grants with the release of material information.

Bonuses.  The Company awards bonuses in the form of stock options or cash.  Bonuses are generally given by the Compensation Committee or the Executive’s manager, typically the Chief Executive Officer (the “CEO”) and are determined in one of two ways.  First, the Executive has a fixed bonus amount for which he or she is eligible.  On a periodic basis, typically quarterly, the Compensation Committee or the CEO reviews his or her performance against goals and determines whether to pay all, none, or a portion of the bonus.  The fixed amount is established in the Compensation Committee’s or the CEO’s discretion. Second, bonuses are occasionally given as a reward for extraordinary effort.  The amount of bonus is determined at the discretion of the Compensation Committee or the CEO.
In 2006 and 2007, the Chief Executive Officer, Joseph M. Kozak, was eligible to receive a cash bonus of up to $100,000 and $150,000, respectively, each six months.  The Company provided the opportunity to Mr. Kozak to earn such a bonus because he had the greatest ability to influence the direction of the Company.  Mr. Kozak received the $200,000 and $250,000 in bonuses, respectively, for which he was eligible during the 2006 and 2007 fiscal years, as reflected in the Summary Compensation Table.  The Board of Directors and the Compensation Committee determined that Mr. Kozak achieved the performance objectives set out for him upon his appointment as Chief Executive Officer.  Further, the Compensation Committee believed the bonuses helped to bring Mr. Kozak’s total compensation closer to the industry standard.

In early 2006, the Company’s former Chief Executive Officer, Boyd Pearce, was eligible to receive and did receive a bonus of up to $100,000 as reflected in the Summary Compensation Table.  The Board of Directors and the Compensation Committee determined that Mr. Pearce achieved the performance objectives set out for him upon his appointment as Chief Executive Officer.

How Each Element Fits Into the Company’s Overall Compensation Objectives

Compensation is structured to achieve the goals set out above: attract, retain, motivate and reward.  Decisions regarding the weight of each element in relation to other elements are set as a general rule which can be modified as necessary to address individual situations, but with the overall goals in mind.

Employment Agreements

On March 23, 2007, the Company entered into Employment Agreements with its Chairman, Francis K. Ruotolo, its Chief Executive Officer and President, Joseph Kozak and its Chief Financial Officer and Secretary, Kenneth Ruotolo (each an “Employee”).

Under each of the Employment Agreements, each of the Employees (i) is paid an annual salary of $200,000, (ii) is employed “at-will,” (iii) is required to devote their full time and attention to the Company, and (iv) may not compete with the Company, nor interfere with the relationship with any person or entity that has a business relationship with the Company, during their employment, and for 12 months thereafter.

Each of the employment agreements also provides that, in the event that the employment of the Employee is terminated (i) by the Employee for Good Cause as defined in the agreement or (ii) by the Company without Cause as defined in the agreement, the Employee shall have thirty days to elect either “Release Severance” or “No-Release Severance.”

In the event that the Employee elects “Release Severance” then, upon agreeing to a general release of all claims, (i) the Company shall pay Employee a lump sum equal to 12 months of Employee’s base salary, any accrued but unpaid bonuses, and any and all target bonuses for the 12 month period following termination; and (ii) the Employee shall immediately and fully vest in and have the right to exercise any and all unvested stock options granted to Employee, subject to certain resale restrictions.

In the event that Employee elects the Release Severance, then Employee unilaterally agrees to fully release and forever discharge the Company, and its officers, directors, agents, employees, attorneys, parents, affiliates, and subsidiaries, from any and all claims that Employee has ever had, now has or may now have against such parties.

In the event that the Employee elects “No Release Severance” then (i) the Company shall pay Employee a lump sum equal to 6 months of Employee’s base salary, any accrued but unpaid bonuses, and any and all target bonuses for the 6 month period following termination; and (ii) the Employee shall immediately and fully vest in and have the right to exercise 75% of any and all unvested stock options granted to Employee.

Additionally, each of the employment agreements also provides that, in the event that the employment of the Employee is terminated (i) by the Employee for Good Cause as defined in the agreement or (ii) by the Company without Cause as defined in the agreement, then the exercise period of Employee’s Stock Options is extended for a period of five years and certain restrictions are placed on the Employee’s ability to sell shares purchased on exercise of such options.

Separation Agreements

The Company did not have any separation agreements in place with its executive officers during 2007.

Change-In-Control Arrangements

The Company’s stock option agreements provide for accelerated vesting of stock options, under certain circumstances involving a change in control of the Company.  If there is a merger or acquisition, or if there is a sale or transfer of the Company’s assets, the optionee will be granted a Merger Consideration Exercise Right, in which the optionee is given the right to purchase or receive the consideration which is received or receivable by the Company’s stockholders.  In the event that the surviving entity does not recognize the optionee’s Merger Consideration Exercise Right, the option shall become fully vested.

Defined Contribution Plan

The Company offers the Section 401(k) Savings/Retirement Plan (the "401(k) Plan”), a tax qualified retirement plan to all eligible employees, including the executive officers.  The 401(k) Plan permits eligible employees to defer from 1% to 100% of their annual eligible compensation subject to certain limitations imposed by the Internal Revenue Code.  The employees’ elective deferrals are immediately vested and non-forfeitable in the 401(k) Plan. The Company has not made matching contributions to the 401(k) plan.

Perquisites and Other Personal Benefits

In 2007, the Company did not offer its executive officers perquisites other than the standard benefit plan offered to all other employees.

Recent Actions

In early 2008 the Board undertook to review the option grants and exercise prices for current employees, certain consultants and directors, noting that the majority of options outstanding were below the then-current market value of the stock.  In considering a review of such options the Board took into consideration the competitive employment environment, the Company’s financial condition, the overall objectives of the Company’s compensation program and feedback from employees and the Company’s management.  With Board approval, the Company’s Chief Executive Officer and Chief Financial Officer had individual discussions with employees and consultants about a potential repricing of stock options.

On March 26, 2008, upon mutual agreement between the Board of Directors and certain employees and consultants, the Board modified the exercise price of certain previously awarded option grants.  The new exercise price was set at the closing per share price of the Company’s Common Stock as of March 26, 2008. Further, each named officer surrendered 25% of the total shares covered by his option grants.

On March 31, 2008, upon mutual agreement between the Board and each non-employee director, certain previously awarded option awards were repriced to equal the closing per share price of the Company’s Common Stock as of March 31, 2008.  Further, each non-employee director surrendered 25% of the total shares covered by his option grants.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors has reviewed, and has discussed with management, the Company’s Compensation Discussion and Analysis contained in this proxy statement.

Based on the review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Definitive Proxy Statement, and incorporated by reference in the Company’s annual report on Form 10-K.

This report is submitted on behalf of the members of the Compensation Committee:

Thomas Holt (Chair)
Robert H. Kite

TABLES

Summary Compensation Table for Fiscal 2007 and 2006

The table below provides information regarding the compensation and benefits earned during fiscal 2007 and 2006 by:

•	our CEO;
•	our CFO; and
•	The three other most highly compensated individuals who were serving as executive officers of the Company at the end of fiscal 2007 and 2006.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Option Awards ($) (5)(f)	All Other Compensation ($) (i)	Total ($) (j)
Joseph Kozak	2006	$200,000	$200,000	$48,767		$448,767
Chairman, Chief Executive Officer (1)	2007	$250,000	$250,000	$120,694		$620,694

Kenneth Ruotolo	2006	$200,000		$30,479		$230,479
Chief Financial Officer, Secretary	2007	$200,000		$54,907		$254,907

Francis K. Ruotolo	2006	$200,000			$-	$200,000
Former Chairman (2)	2007	$100,000			$500,000	$600,000

Clifford Hersh	2006	$220,000				$220,000
Managing Director and Chief Scientist	2007	$220,000				$220,000

Jeffrey Spirn	2006	$175,000		$91,355		$266,355
Vice President, Research and Development	2007	$175,000		$99,865		$274,865

Boyd Pearce	2006	$136,476	$100,000	$198,750	$75,002	$510,228
Former Chief Executive Officer and Director (3)	2007	$-	$-	$-	$-	$-

Girish Mundada	2006	$143,225		$66,000		$209,225
Former Vice President, Engineering (4)	2007	$-		$-		$-

(1)
Joseph Kozak was appointed Chief Executive Officer effective August 16, 2006 and Chairman of the Board of Directors effective October 1, 2007. The “Option Awards” column includes $48,767 of compensation related to stock options granted to Mr. Kozak prior to his appointment as Chief Executive Officer.  In October 2006, Mr. Kozak entered into a stock option agreement with the Company to receive the right to exercise a stock option to purchase up to 165,000 shares of common stock, to be vested upon the achievement of a specific milestone.  This option was cancelled and a new option granted, also covering 165,000 shares of common stock, on May 1, 2007. The new option vests monthly over three years.  During 2007, Mr. Kozak was eligible for a $125,000 cash bonus each six months and during 2006, he was eligible for a $100,000 cash bonus each six months.  Upon review of Mr. Kozak’s achievements for fiscal 2007 and 2006, the Compensation Committee awarded Mr. Kozak the two six-month bonuses for fiscal 2007 and 2006.

(2)
Francis K. Ruotolo served as Chairman of the Board (and also an employee of the Company) until June 30, 2007 at which time he resigned as an employee and remained as Chairman. He continued as Chairman until September 30, 2007 and is currently a director.  Mr. Ruotolo was paid a cash severance of $500,000 as part of his separation agreement when he resigned as an employee.

(3)
Boyd Pearce served as Chief Executive Officer until his resignation on August 16, 2006.  During 2006, Mr. Pearce was eligible to receive a $100,000 cash bonus.  Upon review of Mr. Pearce’s achievements in 2006, the Compensation Committee awarded Mr. Pearce his full $100,000 bonus.  Pursuant to his Separation Agreement, Mr. Pearce agreed to provide consulting services, and receive $16,667 monthly for such services.  Mr. Pearce received a total of $75,002 between August 16, 2006 and December 31, 2006.  Also pursuant to his Separation Agreement, the Company extended the exercise period for option grants covering 750,000 shares of Common Stock, until August 15, 2011.  The Company had previously converted an option grant covering 750,000 shares, awarded to him during his tenure as a director of the Corporation, into a warrant to purchase up to 750,000 shares, exercisable until August 15, 2011.

(4)
Girish Mundada served as Vice President of Engineering until his resignation on September 8, 2006.  Pursuant to his Separation Agreement, the Company extended the exercise period for option grants covering 410,000 shares of Common Stock to June 8, 2008.  In consideration for such extension, the Company and Mr. Mundada agreed to cancel option grants covering 210,000 shares of Common Stock.

(5)
The amounts in this column represent the compensation cost of stock option awards (granted in 2007 and prior years) recognized during 2007, and have been calculated in accordance with SFAS 123 (R) using the Black-Scholes option pricing model, utilizing certain assumptions as outlined in the footnotes to the Company’s financial statements (“2007 financial statements”) included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2007, and other periodic filings with the SEC (as modified by guidance provided by the SEC).  The amounts for Messrs. Pearce and Mundada represent 2007 compensation arising from the incremental cost to the Company of modifying the terms of certain of their option awards (granted prior to 2007) during 2007, pursuant to the terms of their respective Separation Agreements.  The terms of the Separation Agreements and the calculation of the incremental costs of the option award modifications are discussed more fully in Footnote 13 to the Company’s 2007 financial statements.

Grants of Plan-Based Awards in Fiscal 2007

The following table sets forth certain information regarding grants of plan-based awards to each of our named executive officers during fiscal 2007.  Please refer to “Compensation Disclosure and Analysis” for further discussion.

Name (a)	Grant Date (2) (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Und-erlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (3) (k)	Grant Date Fair Value of Option Awards (4) (l)
		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Thresh- old (#) (f)	Target (#) (g)	Max- imum (#) (h)
Joseph Kozak Chairman, Chief Executive Officer (1)	5/1/2007								165,000	$1.91	$ -
Kenneth Ruotolo Chief Financial Officer
Francis K. Ruotolo Former Chairman
Clifford Hersh Managing Director and Chief Scientist
Jeffrey Spirn Vice President, Research and Development

(1)
The Company granted Mr. Kozak an option covering 165,000 shares of Common Stock in October 2006, to be vested upon the achievement of a specific milestone. For competitive reasons, the Company deems the milestone to be confidential. This option was cancelled and a new option granted, also covering 165,000 shares of common stock, on May 1, 2007. The new options grant vests monthly over three years from the date of grant.

(2)	The grant dates of all stock option grants coincide with the date such stock option grants were approved by the Company’s Board of Directors.

(3)	The exercise price or base price of each option award is the same as the closing market price of the Company’s Common Stock on the grant date of the award.

(4)
The amounts represent the total fair value of the option awards on grant date, calculated in accordance with SFAS 123 (R) using the Black-Scholes pricing model, utilizing certain assumptions as outlined in the footnotes to the Company’s financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2007, and other periodic filings with the SEC (as modified by guidance provided by the SEC).

Outstanding Equity Awards at Fiscal 2007 Year End

	Option Awards					Stock Awards (1)
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (2) (b)	Number of Securities Under- lying Unexer-cised Options (#) Unexer- cisable (c)	Equity Incentive Plan Awards: Number of Securities Under-lying Unexer- cised Un- earned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that Have Not Vested (#) (g)	Market Value of Shares or Units of Stock that Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested ($) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($) (j)
Joseph Kozak	125,000			$2.36	05/03/2015
Chairman, Chief	375,000			$3.01	06/09/2015
Executive Officer	135,000			$2.60	10/12/2015
	(3) 200,000		166,560	$2.28	06/18/2016
	(4) 165,000		165,000	$1.91	05/01/2017	132,917

Kenneth Ruotolo	9,340			$2.75	01/08/2011
Chief Financial Officer	19,980			$2.91	02/21/2011
	154,000			$3.18	06/21/2011
	17,500			$2.00	10/03/2011
	17,500			$2.00	11/28/2011
	60,680			$1.90	04/09/2012
	20,000			$0.52	08/06/2012
	20,000			$0.81	01/29/2014
	110,000			$1.22	12/08/2014
	(3) 125,000		104,100	$2.28	06/19/2016

Clifford Hersh	120,000			$3.00	12/12/2010
Managing Director and	72,000			$2.00	10/03/2011
Chief Scientist	72,000			$2.00	11/28/2011
	20,000			$0.52	08/06/2012
	20,000			$0.81	01/29/2014
	50,000			$2.95	05/18/2015

Jeffrey Spirn	10,000			$3.00	12/12/2010
Vice President, Research	40,000			$2.91	02/21/2011
and Development	10,000			$2.00	10/03/2011
	10,000			$2.00	11/28/2011
	50,000			$1.90	04/09/2012
	20,000			$0.52	08/06/2012
	20,000			$0.81	01/29/2014
	(5) 140,000		62,205	$2.31	04/24/2015

(1)	The Company does not offer stock awards.

(2)	Unless otherwise noted, all outstanding option awards were fully vested as of December 31, 2007.

(3)	These grants were issued on 06/19/06. The options vest ratably over 36 months from the grant date. They will be fully vested on 06/19/09.

(4)	This grant was issued on 10/27/06. It was cancelled on May 1, 2007.

(5)	This grant was issued on 04/25/05. It vests ratably over 36 months from the grant date. It will be fully vested on 04/25/08.

Option Exercises and Stock Vested For Fiscal 2007

There were no option exercises by named executives or highly compensated employees for the fiscal year ended December 31, 2007.

Pension Benefits for Fiscal 2007

The Company does not provide pension benefits and therefore this table is not included.

Non-Qualified Deferred Compensation for Fiscal 2007

The Company does not provide nonqualified deferred compensation benefits and therefore this table is not included.

AUDIT COMMITTEE

Background

The Audit Committee of the Board of Directors of ANTs, which is comprised solely of independent directors, fulfills a fiduciary role for the Board of Directors, as they represent the shareholders, by providing a direct supervisory link to the independent auditors.  The Board of Directors acts upon the recommendations or advice of the Audit Committee.  In its role, the Audit Committee undertakes the following advisory, consultative and oversight to:

•	select the independent audit firm to be employed or nominate the independent auditor for shareholder approval
•	consult with the independent auditor on their plan of audit for the Company
•	review with the independent auditor, their report of audit and their letter
•	consult with the independent auditor, on the adequacy of internal controls
•	the integrity of the Company’s financial reporting
•	the development of the Company’s systems of internal control over financial reporting and disclosure controls
•	ensure the Company’s compliance with legal and regulatory requirements

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and to report the results of their activities to the Board.  The reporting process is the responsibility of the Company’s management, which prepares these Company’s financial statements, while the independent registered auditors are responsible for auditing those financial statements.

The committee membership must meet the requirements of the Audit Committee policy of the NASDAQ Stock Market.  Accordingly, all of the members are directors independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. Officers or employees of the Company do not serve on the Audit Committee.

The Audit Committee is composed of three non-employee independent directors selected by the Board, based upon their prior experience in Audit Committee matters, their experience in financial matters and their independence and objectivity.  John Gaulding, the Audit Committee chair, is both independent and a “financial expert” under Item 407(d)(5)(ii) of Regulation S-K.  All members of the Audit Committee are free of any relationship that would interfere with the exercise of independent judgment by them.

Specific Required Items for the Present Report of the ANTs Audit Committee

The Audit Committee provides this report for the Company’s proxy statement.  The following disclosure, as required, appears over the printed names of each member of the Audit Committee.  The members of the Audit Committee have signed the current disclosure.

Meetings

The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2007.  The Committee met with the Company’s independent registered accountants during all four meetings during which the Company’s quarterly or annual reports were discussed. The Audit Committee reviewed the independent registered accountants’ findings, suggestions and plans for continuing audits. The Audit Committee believes that it has an excellent and forthright working relationship with the Company’s independent registered accountants, Burr, Pilger & Mayer, LLP.  The Audit Committee selected Burr, Pilger & Mayer, LLP to serve as the Company’s independent registered accountants for the current fiscal year.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2007.

We reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2007.  In addition, we discussed with Burr, Pilger & Mayer, LLP, the matters required by Statements on Accounting Standards No. 61, “Communications with Audit Committees.”  Also we received from Burr, Pilger & Mayer, LLP, the written disclosures required by the Independence Standards Board Standard No. 1 and have discussed with Burr, Pilger & Mayer, LLP its independence from the Company.  Based upon this information and these materials, we recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

John R. Gaulding (Chair)
Thomas Holt
Robert Kite

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Company believes in sound corporate governance practices and has formal Corporate Governance Guidelines. The Company’s Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and make decisions that are independent of the Company’s management.  The Company regularly monitors developments in the area of corporate governance and reviews processes and procedures in light of such developments.  The Company reviews federal laws affecting corporate governance, such as the Sarbanes-Oxley Act of 2002, as well as rules adopted by the SEC and NASDAQ. The Corporate Governance Guidelines set forth practices with respect to the way employees and directors conduct themselves individually and operate the Company’s business.

Code of Business Conduct and Ethics

The Company has developed and periodically modifies its Code of Business Conduct and Ethics to ensure it is in compliance the Company’s Corporate Governance Guidelines.  The Code of Business Conduct and Ethics sets forth the policies with respect to the way directors, officers, employees, agents and contractors conduct themselves and operate the Company’s business. The Code of Business Conduct and ethics is publicly available on our website at www.ants.com. The Company believes it has in place procedures and practices, which are designed to enhance its shareholders’ interest.

PROPOSAL 1
ELECTION OF CLASS 2 DIRECTORS

The enclosed proxy cannot be voted for a greater number of persons than three.  Unless otherwise indicated, all proxies that authorize the persons named therein to vote for the election of directors will be voted for the election of the nominees listed below.  If the nominees are not available for election as a result of any unforeseen circumstance, it is the intention of the persons named in the proxy to vote for the election of such substitute nominees, if any, as our Board of Directors may propose.

The nominees are directors currently designated as Class 2 directors, whose terms expire at the 2008 Annual Meeting, and upon their respective successors being elected and qualified to serve.  The Board proposes the election of the following nominees as Class 2 directors for a term of three years, expiring at the 2011 Annual Meeting, and until their successors are elected and qualified to serve.  The nominees have indicated to the Company that they will serve if elected.

The names of the nominees, each of whom is currently a director of the Company elected by the stockholders or appointed by the Board, and certain information about them are set forth below.

Name of Nominee and Principal Occupation	Age	Director Since
Robert Kite (1)(2)(3)	53	January 2005
Ari Kaplan	38	April 2007
Craig Campbell	51	May 2007

________
(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee.
(3)	Chairman of the Corporate Governance and Nominating Committee.

Robert Kite joined the Company’s Board of directors in January 2005.  Since 1981, Mr. Kite has been President and COO of Kite Family Co., Inc. and the Managing General Partner of KFT LLLP, a family owned company whose assets and operations include, but are not limited to, commercial and industrial buildings, land holdings, stocks, bonds, commodities, MRI clinics, and hotel and retail development.  Mr. Kite is a director with three publicly traded companies, two privately held companies, and two charitable organizations. Public companies include: National Energy Group (NEGI) an oil and gas company based in Dallas Texas, Petrol Oil & Gas (POIG), an oil and gas exploration and development company based in Overland Park, Kansas, and Jardinier, developer of highly efficient irrigation systems, based in Santa Ana, California. He also serves on the boards of E2020, an Internet education company, and Financialz, an accounting software company. Mr. Kite’s public service work includes board membership with Child Help USA and the FBI Citizen's Academy.  Mr. Kite previously worked in the construction industry in Saudi Arabia with Beck-Arabia, and in Central America in gold mining and manufacturing operations. He is a graduate of Southern Methodist University with a Bachelor of Science, Political Science and Psychology with a Minor in Business.

Ari Kaplan joined ANTs software inc.’s Board of Directors in April 2007.  Mr. Kaplan is President of the Independent Oracle Users Group (IOUG), a 20,000-member organization of Oracle technology professionals. Mr. Kaplan served as Executive Vice President of IOUG from 2003 to 2004, before assuming his current role in 2005. Mr. Kaplan is also a Senior Consultant for Datalink Corporation, where he leads the database practice, helping companies architect, implement and support storage solutions for database environments.   Beginning in 1999 and continuing through 2005, Mr. Kaplan served as Chief Executive Officer and Chief Technology Officer at Expand Beyond, a mobile business software company. Mr. Kaplan worked as a Chief Architect/Senior Consultant from 1994 to 1999, to companies including Chicago Board Options Exchange, Merck & Co., Inc., 3Com/US Robotics, Hallmark, PricewaterhouseCoopers, InterAccess, and Playboy Enterprises, Inc. Mr. Kaplan also worked as a Senior Consultant for Oracle Corporation from 1992 to 1994.   Mr. Kaplan received a Bachelors of Science degree in Engineering and Applied Sciences from the California Institute of Technology in 1992.

Craig Campbell joined ANTs software inc.’s Board of Directors in May 2007.  Mr. Campbell is executive vice president of Founders Group in Worth, Illinois, where he is responsible for $1.8 billion in assets, with oversight of the firm’s trust and asset management funds. He also serves as president and director of Vermilion Holdings, Inc., and the First National Bank of Danville. He has extensive experience as a general partner and advisor for investment and hedge funds and serves in a leadership capacity for numerous foundations.

The Board of Directors recommends a vote FOR the nominees listed above.

A plurality of the votes cast is necessary for the election of a director.

Class 1 Directors Continuing in Office

The term of Class 1 directors expires at the annual meeting following the close of the 2009 fiscal year.  The Class 1 directors and the Class 3 director positions are not up for re-election at this Annual Meeting.

Thomas Holt, Age 61

Thomas Holt joined the Company’s Board of Directors in November 2000.  Mr. Holt is currently Chief Information Officer for NetGear, Inc.  Mr. Holt was formerly Vice President of Information Technology for Lucent, Inc.  Mr. Holt was VP of Information Services and Chief Information Officer at International Network Services from May 1997 before its merger with Lucent.  He was VP of MIS and CIO at Informix and held senior positions at Motorola after starting his career with IBM.

Joseph Kozak, Age 56

Mr. Kozak has been Chairman of the Board of Directors since October 1, 2007, Chief Executive Officer of the Company since August 16, 2006, and President of the Company since June 10, 2005.  Mr. Kozak was retained as a consultant of the Company for the period from April 18, 2005 to June 10, 2005.  Commencing in March 2003, Mr. Kozak worked as a vice president of industry sales at Oracle Corporation.  At Oracle, Mr. Kozak defined and executed global strategies for retail, distribution, life science, process manufacturing, and consumer packaged goods industries.  Prior to Oracle, Mr. Kozak served as the CEO of Lombardi Software, a manufacturer of business process management solutions, from August 2000 to April 2002.  From February 1999 to August 2000, Mr. Kozak served as equity partner for Ernst and Young, LLP where he was a member of the retail, distribution and consumer goods management team for North America.

Class 3 Directors Continuing in Office

The term of Class 3 directors expires at the annual meeting following the close of the 2008 fiscal year.  The Class 3 directors and the Class 3 director positions are not up for re-election at this Annual Meeting.

Francis K. Ruotolo, Age 70

Francis Ruotolo is Chairman of the Board of the Company.  Mr. Ruotolo became Chairman of the Board, Chief Executive Officer and President in January 2001.  Prior to that time, he was a member of the Company’s Board of Advisors.  Most recently, he was a director in the consulting practice of Deloitte & Touche.  Prior to working at Deloitte Consulting Mr. Ruotolo was CEO of The Futures Group, a long term strategic planning consultancy whose clients included:  IBM, American Airlines, Monsanto, Ford Motor Co., Pfizer, and numerous departments of the federal government.  Mr. Ruotolo was Senior Vice President of Macy’s California for seven years and held the same position at Lord & Taylor in New York.  Mr. Ruotolo holds a BA degree in English/Journalism from Northeastern University, Boston, MA.  Mr. Ruotolo resigned as President of the Company in March 2003 and resigned as the Company’s Chief Executive Officer effective January 31, 2005.  Mr. Ruotolo is the father of the Corporate Secretary/Chief Financial Officer, Kenneth Ruotolo.

John R. Gaulding, Age 61

John R. Gaulding joined the Company’s Board of Directors in January 2001.  Mr. Gaulding is a private investor and consultant in the fields of strategy and organization. He is an independent director and serves on the audit and compensation committees of Monster Worldwide, Inc. Mr. Gaulding also serves on the board of Yellow Pages Group, Inc., a publicly held company listed on the Toronto Stock Exchange, where he is chairman of the Nominating and Governance Committee. Most recently, Mr. Gaulding served as a Senior Advisor to Deloitte Consulting specializing in e-Business strategy with responsibility for advising such clients as Hewlett Packard, 3Com, Bergen Brunswig, Longs Drugstores, SCE, and PG&E.

Robert Jett, Age 63

Robert Jett joined ANTs software inc.’s Board of Directors in May 2007.  Mr. Jett is co-founder of Prescient Software LLC of Vancouver, Oregon, a provider of IT services. He also serves as general counsel for eDocs-Express, a company that provides consulting and documentation services to financial institutions.  Mr. Jett is a member of the Oregon State Bar and the Multnomah Bar Association, and has served as legal counsel to the First National Bank of Oregon, Security Bank of Oregon, Evans Products Company, CFI ProServices, Inc., and other enterprises. Mr. Jett is the architect and product manager of Laser Pro™, the predominant loan documentation software system used by financial institutions across the country.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Burr, Pilger & Mayer, LLP has served as the Company’s independent registered public accounting firm since 2001 and has been appointed by the Audit Committee to serve as the Company’s independent registered accountants for the current fiscal year.

Stockholder ratification of the appointment of Burr, Pilger & Mayer, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 is not required by law, by the Nasdaq Stock Market listing requirements or by the Company’s certificate of incorporation or bylaws. However, the Board of Directors is submitting the selection of Burr, Pilger & Mayer, LLP to the Company’s stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Company may appoint a different independent registered public accounting firm during the year if the Audit Committee of the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Burr, Pilger & Mayer, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

During fiscal 2007 and 2006 Burr, Pilger & Mayer provided various audit, audit related and non-audit services to the Company as follows:

	2007	2006
Audit Fees (a)	$206,555	$240,100
Tax Fees (b)	11,440	10,750
All Other Fees (c)	8,474	2,500
Total	$226,469	$253,350

__________
(a)
Audit fees consist of fees billed for professional services rendered for the audit of the Company’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements including the review of interim financial statements included in quarterly reports and services rendered for the filing of other regulatory reports. The audit fees for fiscal 2007 and 2006 include $77,721 and $117,330, respectively, related to auditing the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

(b)	Tax fees consist of fees billed for professional services for tax compliance and planning including the filing of the Company’s annual tax returns and consulting.
(c)	All other fees include research, consultation and discussions related to various accounting issues.

The Company’s Audit Committee pre-approved the principal types of services (audit, audit assurance and tax preparation) provided by the principal accountant during the year ended December 31, 2007. 100% of “Audit Fees”, 100% of “Tax Fees” and 100% of “All Other Fees” were approved by the Company’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Company’s Audit Committee has considered whether the provision of services rendered by its accountants is compatible with maintaining the accountant’s independence. The Audit Committee reviews in advance, and grants any appropriate pre-approvals of (i) all auditing services to be provided by the principal accountant and (ii) all non-audit services to be provided by the principal accountant as permitted by Section 10A of the Securities Exchange Act of 1934, and not specifically prohibited under the Sarbanes-Oxley Act of 2002, and in connection therewith approves all fees and other terms of engagement.

The Board of Directors recommends a vote FOR Proposal Number 2.

PROPOSAL 3
ANTS SOFTWARE INC.
2008 STOCK PLAN

The Company’s original stock plan, established in 2000 (the “2000 Plan”) will terminate in 2010. The Compensation Committee and the Board of Directors believes it is in the Company’s and the shareholders’ best interests to establish a new plan, the ANTs software inc. 2008 Stock Plan (the “2008 Plan”).  The purpose of the 2008 Plan is to:

•	Replace the 2000 Plan that will expire in two years;
•	Incorporate the latest SEC and IRS requirements and guidelines; and
•
Set aside five million (5,000,000) shares of common stock that may be used, as approved by the Compensation Committee and the Board of Directors, to attract and retain the best available personnel, in order to provide incentives to employees and consultants and promote the success of the Company’s business.

We propose that the new 2008 Plan include potential for grants of incentive stock options, nonstatutory stock options, restricted stock and restricted stock units as determined by the Administrator of the plan at the time of the grant of Awards.  The purpose of this proposed 2008 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to employees and consultants, and to promote the success of the Company’s business.

In order for us to compete in the highly competitive job market for talented employees and other personnel, we propose and request approval of a new 2008 Stock Plan (the “2008 Plan”) to be used to recruit and retain personnel. Options could only be granted under our 2000 Stock Option Plan for another two years at which time the plan would not be usable by us.  We believe that it is important that we have stock options and other equity incentives available to us in recruiting and retaining employees and other personnel.  Therefore we propose that the new 2008 Plan initially have available for grant or issuance five million (5,000,000) shares of our common stock.

 The administrators of the 2008 Plan will generally be our Board of directors and our Compensation Committee.  The administrators will, among other things, have the power to select the employees and consultants to whom awards may be granted, to determine the number of shares to be covered by each award, to approve forms of agreement for use under the Plan, to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted, to determine the exercise price, the time or times when options may be exercised, and to prescribe, amend and rescind rules and regulations relating to the 2008 Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws.

We intend that the 2008 Plan shall become effective as of May 15, 2008 and continue in effect, expiring at the close of business, Pacific daylight time, on May 14, 2018.

The term of each Option shall be stated in a notice of grant; provided, however, that the term shall be no longer than ten (10) years from the Date of Grant.  Moreover, in the case of an incentive stock option granted to a participant who, at the time the incentive stock option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of our stock the term of the incentive stock option shall be no longer than five (5) years from the date of grant.

If a participant’s continuous status as an employee or consultant terminates, other than upon the participant’s death or disability, the participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following termination of the participant’s continuous status as an employee or consultant.  If, on the date of termination, the participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

If a participant’s continuous status as an employee or consultant terminates as a result of the participant’s disability, the participant may exercise his or her Option for twelve (12) months following the participant’s termination (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement).  If, on the date of termination, the participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

If a participant dies while in continuous status as an employee or consultant, the Option may be exercised for twelve (12) months following participant’s death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the participant’s designated beneficiary, provided such beneficiary has been designated prior to participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the participant, then such Option may be exercised by the personal representative of the participant’s estate or by the person(s) to whom the Option is transferred pursuant to the participant’s will or in accordance with the laws of descent and distribution.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

In the event of termination of a participant’s continuous status as an employee or consultant as a result of misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or should the participant make or attempt to make any unauthorized use or disclosure of material confidential information or trade secrets of the Company or any Affiliate, then in any such event  his or her option shall terminate and cease to be exercisable immediately upon the termination of the participant’s continuous status as an employee or consultant or such unauthorized disclosure or use of confidential or secret information or attempt thereat.

Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of restricted stock to employees or consultants as the Administrator, in its sole discretion, shall determine.  The Administrator, in its sole discretion, shall determine the number of Shares to be granted to each participant.  Shares of restricted stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate. During the period of restriction, participants holding Shares of restricted stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the award agreement.  Any such dividends or distribution shall be subject to the same restrictions on transferability and forfeitability as the Shares of restricted stock with respect to which they were paid, unless otherwise provided in the Award Agreement.  Restricted stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

Restricted stock units may be granted to employees or consultants at any time and from time to time, as shall be determined by the Administrator, in its sole discretion.  The Administrator shall have complete discretion in determining the number of restricted stock units granted to each participant. The Administrator, in its sole discretion, shall set performance objectives or other vesting criteria which, depending on the extent to which they are met, will determine the number or value of restricted stock units that will be paid out to the participants.  Each award of restricted stock units shall be evidenced by an award agreement that shall specify the performance period, and such other terms and conditions as the Administrator, in its sole discretion, shall determine. On the date set forth in the award agreement, all unvested restricted stock units shall be forfeited to the Company and, except as otherwise determined by the Administrator, again shall be available for grant under the Plan.

Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding award, the number of Shares which have been authorized for issuance under the Plan but as to which no awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share of Common Stock covered by each such outstanding award and the 162(m) Fiscal Year share issuance limits, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an award.

In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each participant as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its sole discretion may provide for a participant to have the right to exercise his or her award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the award would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any award shall lapse 100%, and that any award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.

In the event of a change of control, each outstanding award shall be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the award, the participant shall fully vest in and have the right to exercise all of his or her outstanding Options, including Shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to awards with performance-based vesting, including but not limited to restricted stock and restricted stock units, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.  In addition, if an Option is not assumed or substituted in the event of a change of control, the Administrator shall notify the participant in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

The Board may at any time amend, alter, suspend or terminate the Plan; provided, however, that the Board may not materially amend the Plan without obtaining stockholder approval.  For this purpose, the following shall be considered material amendments requiring stockholder approval:  (i) increasing the number of Shares that may be issued under the Plan (other than in accordance with Section 13(a) hereof), (ii) modifying the persons eligible for participation under the Plan or (iii) as otherwise may be required by applicable laws.

The Board of Directors recommends a vote FOR Proposal Number 3.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the annual meeting following the close of the 2008 fiscal year (whether or not intended for inclusion in the Company’s proxy statement and form of proxy relating to such meeting) must be received by the Company on or before December 31, 2008.

OTHER BUSINESS

The Company knows of no other matters to be submitted to Shareholders at the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their best judgment.

By Order of the Board of Directors

By /s/ Kenneth Ruotolo,
Secretary

April 14, 2008

ALL SHARHEOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. THANK YOU.

PROXY CARD

700 AIRPORT BLVD. SUITE 300
ATTN:  KEN RUOTOLO OR JOSEPH KOZAK
BURLINGAME, CA 94010

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time May 14, 2008. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by ANTs software inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time May 14, 2008.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to ANTs software inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
        ANTSSW KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANTS SOFTWARE INC.

The Board recommends a vote FOR Items 1, 2 and 3.

Vote on Directors		For	Against	Abstain

1.	Election of three Class 2 directors

Nominees:

	1a. Robert Kite	/ /	/ /	/ /

	1b. Ari Kaplan	/ /	/ /	/ /

	1c. Craig Campbell	/ /	/ /	/ /

Vote on Proposals		For	Against	Abstain

2.	Proposal to ratify the selection of Burr, Pilger & Mayer, LLP, as independent registered accountants for the Company for the year ending December 31, 2008.	/ /	/ /	/ /

3.	Proposal to approve the ANTs software inc. 2008 Stock Plan and reservation of 5,000,000 shares of the Company’s Common Stock for issuance thereunder.	/ /	/ /	/ /

For address changes and/or comments, please check this box and write them on the back where indicated			/ /

Please indicate if you plan to attend this meeting		/ /	/ /
		Yes	No

     Please mark and sign exactly as your name appears on your Share Certificate. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If shares are held by joint tenants or as community property, each person should sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. If a partnership, this signature should be that of an authorized person who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date

PROXY                       ANTs software inc.            PROXY

This proxy is solicited on behalf of the Board of Directors of ANTs software inc.

     The undersigned Shareholder of ANTs software inc., a Delaware corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated May 15, 2008 and appoints Kenneth Ruotolo and Joseph Kozak, and each of them, attorney-in-fact and proxy of the undersigned, each with power of substitution, to attend, vote and act, from time to time, for the undersigned at the Meeting of Shareholders of ANTs software inc. to be held at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, on May 15, 2008, at 1:00 p.m., or at any other location, and any adjournments or postponements thereof, according to the number of shares of Common Stock of the Company which the undersigned may be entitled to vote, and with all of the powers which the undersigned would possess if personally present, hereby revoking any proxy to vote such shares heretofore given, and hereby ratifying and confirming all that such attorneys and proxies, or any of them, may lawfully do by virtue hereof.

     This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the nominees to the Board of Directors in the manner described in the Proxy Statement, FOR proposal 2 and FOR proposal 3. If this proxy is executed in any manner so as not to withhold authority to vote for the election of the nominees to the Board of Directors, it shall be deemed to grant such authority.

     If this proxy is properly executed and returned, the shares represented hereby will be voted in the manner set forth herein. This proxy will be voted as the proxies deem advisable on such proper business as may come before the meeting of the shareholders or pursuant to consent to act or otherwise as provided by Delaware law.

     IF VOTING BY MAIL, PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IF VOTING BY TELEPHONE OR INTERNET, PLEASE USE INSTRUCTIONS ON REVERSE.

Address Changes/Comments: __________________________________

   (If you noted any address changes/comments above, please mark corresponding box on other side.)

APPENDIX A

ANTs software inc. 2008 Stock Plan

1.
Purposes of the Plan.  Awards granted under the ANTs software inc. 2008 Stock Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock and Restricted Stock Units as determined by the Administrator at the time of the grant of Awards.  The purposes of this 2008 Stock Plan are:

(a) to attract and retain the best available personnel for positions of substantial responsibility,

(b) to provide incentives to Employees and Consultants, and

(c) to promote the success of the Company’s business.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Affiliate” means any Parent or Subsidiary (as defined in Section 424(e) and (f) of the Code) of the Company.

(c) “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

(d) “Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock or Restricted Stock Units.

(e) “Award Agreement” means the written agreement setting forth the terms and conditions applicable to each Award granted under the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Change of Control” means the occurrence of any of the following events, in one or a series of related transactions:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii) a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the sale or disposition by the Company of all or substantially all the Company’s assets; or

(iv) a change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors.  “Incumbent Directors” shall mean Directors who either (A) are Directors as of the date this Plan is approved by the Board, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors and whose election or nomination was not in connection with any transaction described in (i) or (ii) above or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(i) “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(j) “Common Stock” means the Common Stock of the Company.

(k) “Company” means ANTs software inc., a Delaware corporation, or any successor thereto.

(l) “Consultant” means any person other than an Employee who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services, including a non-Employee director.

(m) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship with the Company or any Affiliate is not interrupted or terminated.  For purposes of Awards of Incentive Stock Options, the term “Continuous Status as an Employee or Consultant” means that the employment relationship with the Company or any Affiliate is not interrupted or terminated.  Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or an Affiliate or (ii) transfers between locations of the Company and its Affiliates or between the Company and any Affiliate, or between Affiliates or (iii) transfer between Employee and Consultant Status.  If reemployment upon expiration of a leave of absence approved by the Company or an Affiliate is not guaranteed by statute or contract, on the 181st day after such leave commences any Award which is an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.  In the event of a Participant’s change in status from Consultant to Employee or Employee to Consultant, an Participant’s Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status.  However, in such event, an Award that is an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

(n) “Date of Grant” means, with respect to an Award, the date that the Award is granted and its exercise price is set (if applicable), consistent with Applicable Laws and applicable financial accounting rules.

(o) “Director” means a member of the Board.

(p) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(q) “Earnings Per Share” means, as to any Performance Period, the Company’s or a business unit’s fully diluted earnings per share as defined by generally accepted accounting principles.

(r) “Employee” means any person employed by the Company or any Affiliate of the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.  Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(t) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, or on any bulletin board or similar computer trading system, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(ii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(u) “Fiscal Year” means a fiscal year of the Company.

(v) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w) “Net Income” means, as to any Performance Period, the net income of the Company for the Performance Period determined in accordance with generally accepted accounting principles.

(x) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(y) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award.  The Notice of Grant is part of the Award Agreement.

(z) “Operating Margins” means the ratio of Operating Income to Revenue.

(aa) “Operating Income” means the Company’s or a business unit’s income from operations determined in accordance with generally accepted accounting principles.

(bb) “Option” means a stock option granted pursuant to the Plan.

(cc) “Option Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan.

(dd) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee) “Participant” means the holder of an outstanding Award granted under the Plan.

(ff) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award.  As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures:  (a) Revenue, (b) Earnings Per Share, (c) Net Income, (d) Operating Margins, and (e) Total Stockholder Return.  The Performance Goals may differ from Participant to Participant and from Award to Award.  Any criteria used may be measured, as applicable, (i) on Pro Forma numbers, (ii) in absolute terms, (iii) in relative terms (including, but not limited, the passage of time and/or against other companies or financial metrics), (iv) on a per share and/or share per capita basis, (v) against the performance of the Company as a whole or against particular segments or products of the Company and/or (vi) on a pre-tax or after-tax basis.  Prior to the Determination Date, the Administrator shall determine whether any element(s) (for example, but not by way of limitation, the effect of mergers or acquisitions) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants (whether or not such determinations result in any Performance Goal being measured on a basis other than generally accepted accounting principles).

(gg) “Performance Period” means any Fiscal Year or such longer period as determined by the Administrator in its sole discretion.

(hh) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  As provided in Section 9, such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator, in its discretion.

(ii) “Plan” means this 2008 Stock Plan, as set forth in this instrument and as hereafter amended from time to time.

(jj) “Pro Forma” means calculation of a Performance Goal in a manner that excludes certain unusual or non-cash expenses or credits, such as restructuring expenses, extraordinary tax events, expenses or credits related to stock options, other equity compensation or the like, acquisition related expenses, extraordinary items, income or loss from discontinued operations, and/or gains or losses from early extinguishment of debt instead of conforming to generally accepted accounting principles.

(kk) “Restricted Stock” means an Award granted to a Participant pursuant to Section 9.

(ll) “Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 10.

(mm) “Revenue” means the Company’s or a business unit’s net sales for the Performance Period, determined in accordance with generally accepted accounting principles.

(nn) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(oo) “Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.

(pp) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(qq) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(rr) “Total Stockholder Return” means the total return (change in share price plus reinvestment of any dividends) of a share of the Company’s common stock.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan is 5,000,000.

(b) The Shares may be authorized, but unissued, or reacquired Common Stock.  If an Award expires or becomes unexercisable without having been exercised in full, or with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan.  Shares used to pay the tax and exercise price of an Award will not become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.  Notwithstanding the foregoing and, subject to adjustment provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in this Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Plan may be administered by different Administrators with respect to different groups of Employees or Consultants.

(ii) Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration.  Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(r) of the Plan;

(ii) to select the Employees and Consultants to whom Awards may be granted hereunder;

(iii) to determine whether and to what extent Awards are granted hereunder;

(iv) to determine the number of Shares to be covered by each Award granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  With respect to Options, such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to construe and interpret the terms of the Plan and Awards granted hereunder;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix) to modify or amend each Award (not inconsistent with the terms of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise or vesting of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld (but no more).  The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii) to determine the terms and restrictions applicable to Awards; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards and shall be given the maximum deference permitted by law.

5. Eligibility.  Awards may be granted only to Employees and Consultants.

6. No Employment Rights.  Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s employment with the Company, or continued Contractor status with the Company, or its Affiliates, nor shall they interfere in any way with the Participant’s right or the Company’s or Subsidiary’s right, as the case may be, to terminate such employment or Contractor status at any time, with or without cause or notice.

7. Term of Plan.  The Plan shall become effective on March 26, 2008 and continue in effect, expiring at the close of business, pacific daylight time, on March 25, 2018.

8. Stock Options.

(a) Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Administrator in its sole discretion.  The Administrator, in its sole discretion, shall determine the number of Shares subject to each Option.  The Administrator may grant Incentive Stock Options, Nonstatutory Stock Options, or a combination thereof.

(b) Term.  The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be no longer than ten (10) years from the Date of Grant.  Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Incentive Stock Option shall be no longer than five (5) years from the Date of Grant.  Subject to the five (5) and ten (10) year limits set forth in the preceding sentence, the Administrator may, after an Option is granted, extend the maximum term of the Option.  Unless otherwise determined by the Administrator, any extension of the term of an Option pursuant to this Section 8(b) shall comply with Code Section 409A.

(c) Option Exercise Price.   The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the Date of Grant.  Notwithstanding the foregoing, in the event that the Company or a Subsidiary consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees on account of such transaction may be granted Options in substitution for options granted by their former employer.  If such substitute Options are granted, the Administrator, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred percent (100%) of the Fair Market Value of the Shares on the Date of Grant.

(d) Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.  In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period or until performance milestones are satisfied.

(e) Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant.  Subject to Applicable Laws, such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv) delivery to the Company of (A) a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and (B) the sale proceeds required to pay the exercise price;

(v) any combination of the foregoing methods of payment; or

(vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(f) Exercise of Option; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.  An Option may not be exercised for a fraction of a Share.  An Option shall be deemed exercised when the Company receives:  (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Participant.  Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.  Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(g) Termination of Continuous Status as an Employee or Consultant.  If a Participant’s Continuous Status as an Employee or Consultant terminates, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following termination of the Participant’s Continuous Status as an Employee or Consultant.  If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(h) Disability.  If a Participant’s Continuous Status as an Employee or Consultant terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option for twelve (12) months following the Participant’s termination (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement).  If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(i) Death of Participant.  If a Participant dies while in Continuous Status as an Employee or Consultant, the Option may be exercised for twelve (12) months following Participant’s death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(j) ISO $100,000 Rule.  Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s Incentive Stock Options granted by the Company, any Affiliate, which become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 8(j), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(k) Misconduct.  In the event of termination of a Participant’s Continuous Status as an Employee or Consultant as a result of misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or should the Participant make or attempt to make any unauthorized use or disclosure of material confidential information or trade secrets of the Company or any Affiliate, then in any such event  his or her option shall terminate and cease to be exercisable immediately upon the termination of Participant’s Continuous Status as an Employee or Consultant Status or such unauthorized disclosure or use of confidential or secret information or attempt thereat.

9. Restricted Stock.

(a) Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Employees or Consultants as the Administrator, in its sole discretion, shall determine.  The Administrator, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

(b) Restricted Stock Agreement.  Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.  Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c) Transferability.  Except as provided in this Section 9, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 9(d).

(i) General Restrictions.  The Administrator may set restrictions based upon continued employment or service with the Company and its affiliates, the achievement of specific performance objectives (Company-wide, departmental, or individual), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(ii) Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals.  The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under Section 162(m) of the Code.  In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(iii) Legend on Certificates.  The Administrator, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

(e) Removal of Restrictions.  Except as otherwise provided in this Section 9, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction.  The Administrator, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed.  After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 9(d)(iii) removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.  The Administrator (in its discretion) may establish procedures regarding the release of Shares from escrow and the removal of legends, as necessary or appropriate to minimize administrative burdens on the Company.

(f) Voting Rights.  During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions.  During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement.  Any such dividends or distribution shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid, unless otherwise provided in the Award Agreement.

(h) Return of Restricted Stock to the Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

10. Restricted Stock Units.

(a) Grant of Restricted Stock Units.  Restricted Stock Units may be granted to Employees or Consultants at any time and from time to time, as shall be determined by the Administrator, in its sole discretion.  The Administrator shall have complete discretion in determining the number of Restricted Stock Units granted to each Participant.

(b) Value of Restricted Stock Units.  Each Restricted Stock Unit shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

(c) Restricted Stock Unit Agreement.  Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify any vesting conditions, the number of Restricted Stock Units granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(d) Performance Objectives and Other Terms.  The Administrator, in its sole discretion, shall set performance objectives or other vesting criteria which, depending on the extent to which they are met, will determine the number or value of Restricted Stock Units that will be paid out to the Participants.  Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(i) General Performance Objectives or Vesting Criteria.  The Administrator may set performance objectives or vesting criteria based upon the achievement of Company-wide, departmental, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion (for example, but not by way of limitation, Continuous Status as an Employee or Consultant).

(ii) Section 162(m) Performance Objectives.  For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may determine that the performance objectives applicable to Restricted Stock Units shall be based on the achievement of Performance Goals.  The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock Units to qualify as “performance-based compensation” under Section 162(m) of the Code.  In granting Restricted Stock Units that are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock Units under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(e) Earning of Restricted Stock Units.  After the applicable Performance Period has ended, the holder of Restricted Stock Units shall be entitled to receive a payout of the number of Restricted Stock Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.  After the grant of a Restricted Stock Unit, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Restricted Stock Unit.

(f) Form and Timing of Payment of Restricted Stock Units.  Payment of vested Restricted Stock Units shall be made as soon as practicable after vesting (subject to any deferral permitted under Section 18).  The Administrator, in its sole discretion, may pay Restricted Stock Units in the form of cash, in Shares or in a combination thereof.

(g) Cancellation of Restricted Stock Units.  On the date set forth in the Award Agreement, all unvested Restricted Stock Units shall be forfeited to the Company and, except as otherwise determined by the Administrator, again shall be available for grant under the Plan.

11. Leaves of Absence.  Unless the Administrator provides otherwise or except as otherwise required by Applicable Laws, vesting of Awards granted hereunder shall continue during any leave of absence approved by the Administrator.

12. Non-Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient.  If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate; provided, however, that such Award shall in no event be transferable for value.  Notwithstanding the foregoing, a Participant may, if the Administrator (in its discretion) so permits, transfer an Award to an individual or entity other than the Company.  Any such transfer shall be made in accordance with such procedures as the Administrator may specify from time to time.

13. Adjustments Upon Changes in Capitalization.

(a) Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share of Common Stock covered by each such outstanding Award and the 162(m) Fiscal Year share issuance limits under Sections 8(a), 9(a) and 10(a) hereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its sole discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change of Control.  In the event of a Change of Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise all of his or her outstanding Options, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Awards with performance-based vesting, including but not limited to Restricted Stock and Restricted Stock Units, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.  In addition, if an Option is not assumed or substituted in the event of a Change of Control, the Administrator shall notify the Participant in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.  For the purposes of this paragraph, an Award shall be considered assumed if, following the Change of Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or upon the payout of the Restricted Stock Unit Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.  Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan; provided, however, that the Board may not materially amend the Plan without obtaining stockholder approval.  For this purpose, the following shall be considered material amendments requiring stockholder approval:  (i) increasing the number of Shares that may be issued under the Plan (other than in accordance with Section 13(a) hereof), (ii) modifying the persons eligible for participation under the Plan or (iii) as otherwise may be required by Applicable Laws.

(b) Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.  Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (or electronic format) and signed by the Participant and the Company.

15. Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.  As a condition to the exercise or receipt of Shares pursuant to an Award, the Company may require the person exercising or receiving Shares pursuant to an Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16. Liability of Company.

(a) Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b) Grants Exceeding Allotted Shares.  If the Shares covered by an Award exceed, as of the Date of Grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

17. Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18. Deferrals.  The Administrator, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award.  Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Administrator in its sole discretion.

19. Participation.  No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

20. No Rights as Stockholder.  Except to the limited extent provided in Section 9(f), no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

21. Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).  Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Administrator (in its discretion), the Participant’s Award may, in the Administrator’s discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.

22. Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld.  The amount so withheld shall not exceed the amount determined by using the minimum federal, state, local or foreign jurisdiction statutory withholding rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.  The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

23. Indemnification.  Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

24. Successors.  All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

25. Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

26. Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

27. Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California (with the exception of its conflict of laws provisions).

28. Captions.  Captions are provided herein for convenience of reference only and shall not serve as a basis for interpretation or construction of the Plan.

29. No Rules of Construction.  No rules of construction are intended to apply to the interpretation of this Plan and for all purposes this Plan shall be deemed to be jointly authored by the Administrator and the Participants.